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                             Box 450 Bethel ME 04217
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                      Phone: 207-824-8100 Fax: 207-824-5274
                          e-mail: skip@sundayriver.com
                              News and information
Contacts:
Skip King, American Skiing Company Media Relations, 207-824-5020

Eric Preusse, American Skiing Company Investor Relations, 207-824-5013

Hollis Rafkin-Sax/Heather Harper, Edelman Public Relations, 212-642-7743


Date:  28 March 2001
Release:  Immediate
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              Leslie B. Otten Resigns; William J. Fair Named CEO of
                             American Skiing Company

                      Company Gives Outlook for Fiscal Year

Newry,  ME, March 28 -- The Board of Directors of American Skiing Company (NYSE:
SKI) announced today that William "B.J." Fair, currently American Skiing Company's chief operating officer, has been named chief executive officer of the company.

Following the resignation of Leslie B. Otten, who had served as chairman and chief executive officer of American Skiing Company, B.J. Fair will assume the chief executive duties, effective today.

"I've been proud to lead the American Skiing team over the past 21 years," said Otten. "We have built a remarkable company, and I am confident that the company's future under B.J.'s leadership will continue to improve as it moves into its next phase of development. Since discussions of the Meristar merger began last summer, I have been investigating plans outside of American Skiing Company and intend to pursue those options."

Steven B. Gruber, Board member of the company and a managing partner at Oak Hill Capital Management, Inc., stated, "I would like to thank Les Otten for the vision and energy that he brought to the company. He's achieved tremendous success by building this company from a single small ski area in Maine into one of the country's leading operators with nine world-class ski resorts in both the Eastern and Western United States. The Board and everyone at American Skiing appreciates his substantial accomplishments and wishes him success in his new endeavors."

"B.J. Fair's appointment as chief executive is a natural progression in the company's management structure. B.J. has made significant contributions in driving the business forward in the twelve months that he has been at American Skiing Company," said Gruber. "He brings an exceptional level of experience in both resort management and real estate development to the company. The Board of Directors is confident that American Skiing Company will thrive under B.J.'s leadership and direction."

Fair joined American Skiing Company in March 2000 as chief operating officer of American Skiing Company's resort operations. Prior to his involvement at
American Skiing Company, Fair served as president of Universal Studios' Port Aventura theme park where he was responsible for the ongoing development and operation of the park. Also at Universal, Fair served as senior vice president of Universal Creative. Earlier, in his role as director of finance and business planning for Disney Development Company, Fair was a principal negotiator and led financing and development efforts for the Disney's California Adventure expansion and related development in Anaheim, Calif.

"I joined American Skiing Company because of the company's world class portfolio of assets and because I believed we could achieve substantial upside in financial performance from improved operational execution," Fair said. "While the company has made large strides during the past twelve months, we are capable of accomplishing far more."

Outlook
Fair  commented  on his  outlook  for  the  company  for the  immediate  future.
"Although the company faces near-term challenges, I am confident that substantial shareholder value can be created at American Skiing during the next few years. I am eager to work closely with the rest of the senior management team to achieve our game plan," said Fair.

Fair noted that American Skiing Company is experiencing growth in revenue and earnings in this fiscal year. At this time, the company anticipates that resort EBITDA will likely be at or slightly below the low end of the previously guided range of $50-$60 million, although results are subject to change as there are still approximately four months remaining in the year.

To further strengthen operations and drive future results, Fair will accelerate some of the efforts the management team began while he was chief operating officer. His immediate priorities include:

- improving cost management at both the resort and corporate levels in the coming months
- revising the organizational structure and management systems to better align the efforts of resort and real estate managers with one another, as well as with shareholders
- strengthening the company's marketing and sales functions at both the corporate level and in the field to improve skier volumes and to strengthen the share of American Skiing Company resorts in their respective markets
-    enhancing the company's capital structure and financial flexibility

The American Skiing Company team of managers assembled over the past few years remains in place to work with Fair in his new role. In particular, Hernan

Martinez, who joined as chief operating officer of Real Estate Operations in May 2000, will continue to lead the real estate business. Mark Miller, who has served as chief financial officer since 1998, will assume additional responsibilities.

About American Skiing Company:
Headquartered in Newry, Maine, American Skiing Company is the largest operator of alpine ski, snowboard and golf resorts in the United States. Its resorts include Steamboat in Colorado; Killington, Mount Snow and Sugarbush in Vermont; Sunday River and Sugarloaf/USA in Maine; Attitash Bear Peak in New Hampshire; The Canyons in Utah; and Heavenly in California/Nevada. Additional information is available on the company's Web site, www.peaks.com.

The historical and forward-looking statements about American Skiing Company contained in this press release are not based on historical facts, but rather reflect American Skiing Company's current expectations concerning future results and events. Similarly, statements that describe the Company's objectives, plans or goals are or may be forward-looking statements. Such forward-looking statements involve a number of risks and uncertainties. In addition to factors discussed above, other factors that could cause actual results, performances or achievements to differ materially from those projected include, but are not limited to, the following: changes in regional and national business and economic conditions affecting both American Skiing Company's resort operating and real estate segments; competition and pricing pressures; failure to renew or refinance existing financial liabilities and obligations or attain new outside financing; failure of on-mountain improvements and other capital expenditures to generate incremental revenue; adverse weather conditions regionally and nationally; seasonal business activities; changes to federal, state and local land use regulations; changes to federal, state and local regulations affecting both American Skiing Company's resort operating and real estate segments; litigation involving ant-trust, consumer and other issues; failure to renew land leases and forest service permits; disruptions in water supply that would impact snowmaking operations and impact operations; the loss of any of our executive officers or key operating personnel; control of American Skiing Company by principal stockholders; failure to hire and retain qualified employees and other factors listed from time-to-time in American Skiing Company's documents filed by the Company with the Securities Exchange Commission. The forward-looking statements included in this document are made only as of the date of this document and under Section 27A of the Securities Act and Section 21E of the
Exchange Act, we do not have any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

                                  www.peaks.com